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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated February 19, 1998, with respect to the financial statements of MatchLogic, Inc., in the Current Report on Form 8-K/A of Excite dated March 31, 1998.


                                                  /s/ Ernst & Young LLP

                                                      ERNST & YOUNG LLP




Palo Alto, California
March 31, 1998